Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
December 31, 1999



Expected B Maturity 4/15/2004


Blended Coupon 6.4874%


Excess Protection Level
3 Month Average   5.04%
December, 1999   4.89%
November, 1999   4.98%
October, 1999   5.24%


Cash Yield19.21%


Investor Charge Offs 5.04%


Base Rate 9.28%


Over 30 Day Delinquency 4.63%


Seller's Interest11.35%


Total Payment Rate14.35%


Total Principal Balance$49,947,826,881.37


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$5,671,007,362.88